Accounts and notes receivable, net (Tables)	12 Months Ended
Dec. 31, 2025
Receivables [Abstract]
Schedule of Accounts and Notes Receivable, Net
Accounts and notes receivable, net consist of the following at year end:

	2025	2024
Receivables from franchisees	$56,989	$46,320
Debit and credit card receivables	61,584	28,492
Delivery sales receivables	37,711	36,983
Meal voucher receivables	7,490	7,081
Notes receivable	1,388	859
Allowance for doubtful accounts	(680)	(294)
	$164,482	$119,441